BISHOP STREET FUNDS
Bishop Street Money Market Fund
Supplement dated November 14, 2008
to the
Prospectuses and Statement of Additional Information
dated April 30, 2008
This supplement provides new and additional information beyond that contained in the Prospectuses and Statement of Additional Information (“SAI”) and should be read in conjunction with the Prospectuses and SAI.
Participation in the Temporary Guarantee Program for Money Market Funds
The Bishop Street Money Market Fund (the “Fund”), with the approval of the Board of Trustees of Bishop Street Funds, applied to participate in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the U.S. Treasury Department (the “Treasury”). The Treasury has accepted the Fund’s application to participate in the Program and has entered into a Guarantee Agreement with the Fund dated September 19, 2008.
Under the Program, the Treasury will guarantee the share price of shares of the Fund outstanding as of September 19, 2008 at $1.00 per share if the Fund’s net asset value falls below $0.995 (a “Guarantee Event”). Recovery under the Program is subject to certain conditions and limitations, including the following:
•	For each shareholder of the Fund, the Program provides a guarantee for the lesser of (a) the number of shares of the Fund owned by the shareholder as of the close on September 19, 2008, or (b) the number of shares of the Fund owned by the shareholder on the date of the Guarantee Event. The Program does not protect investors who were not shareholders of the Fund on September 19, 2008.

•	The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

•	Recovery under the Program requires the Fund to liquidate.

•	In order to recover, a Guarantee Event must occur during the term of the Program (discussed below).
The initial term of the Program expires on December 18, 2008. The Program may be extended at the sole discretion of the Treasury, but expires not later than September 18, 2009. In order to participate in the Program during the initial term, the Fund is required to pay a participation fee. Participation in any extension of the Program will require payment of an additional fee, although there can be no assurance that the Fund will elect to participate, or be eligible to participate, in any extension of the Program. The cost of participating in the Program and any extension will be borne by the Fund, and will not be subject to any expense limitation or reimbursement agreement.
Additional information about the Program is available at http://www.ustreas.gov.

Change in Investment Strategy
The Board of Trustees of the Bishop Street Funds recently approved a new principal investment strategy and a new name for the Fund. Effective November 6, 2008, the Fund fully implemented the Fund’s new investment strategy to invest at least 80% of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and changed its name to the “Bishop Street Government Money Market Fund”. Although permitted to do so, the Fund has no present intention to invest in repurchase agreements.
Accordingly, effective November 6, 2008, the Fund’s Prospectuses and SAI are amended as follows:
1.	All references to the “Bishop Street Money Market Fund,” and to the “Money Market Fund,” in the Prospectuses and SAI are replaced with “Bishop Street Government Money Market Fund,” and “Government Money Market Fund,” respectively.
2.	The first paragraph in the section with the heading “Investment Strategy” on page 4 of the Class A Shares Prospectus and page 2 of the Class I Shares Prospectus is deleted and replaced with the following:
The Government Money Market Fund is comprised of short-term U.S. dollar denominated debt obligations that are rated in one of the two highest categories by nationally recognized rating organizations or securities that the Sub-Adviser determines are of comparable quality. Under normal circumstances, the Fund invests at least 80% of its assets in U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government. The Fund will seek, to the extent practicable, to limit its investments in agency securities to those securities the interest on which is exempt from state income taxes.
3.	The following replaces the paragraph in the section with the heading “More Information about Fund Investments” on page 6 of the Class A Shares Prospectus and page 5 of the Class I Shares Prospectus.
In addition to the principal investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies, and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information. These may be fully subject to state income taxes and may include: (i) commercial paper and other short-term corporate obligations of U.S. and foreign issuers (including asset-backed securities); (ii) certificates of deposit, time deposits, bankers’ acceptances, bank notes and other obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that meet certain asset requirements; (iii) short-term obligations issued by state and local governments; (iv) obligations of foreign governments (including Canadian and Provincial Government and Crown Agency Obligations); and (v) fully-collateralized repurchase agreements. Of course, we cannot guarantee that the Fund will achieve its investment goal.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
BSF-SK-002-0100

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004
November 14, 2008
VIA EDGAR
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	Bishop Street Funds (File Nos. 033-80514 and 811-08572)
Filing Pursuant to Rule 497(e)
Ladies and Gentlemen:
On behalf of our client, Bishop Street Funds (the “Trust”), we are filing, pursuant to Rule 497(e) under the Securities Act of 1933, as amended, a supplement dated November 14, 2008 to the Prospectuses and Statement of Additional Information dated April 30, 2008 for the Trust’s Money Market Fund.
If you have any questions regarding this filing, please do not hesitate to contact the undersigned at (202) 739-5808.
Sincerely,

/s/ Sarah T. Swain

Sarah T. Swain
Enclosures